UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 1, 2008

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2008, Advent Software, Inc. (the “Company”) completed its acquisition of Tamale Software, Inc, a Delaware corporation (“Tamale”) pursuant to an Agreement and Plan of Reorganization (the “Agreement”), by and among the Company, Tenor Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Tenor LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger LLC”), and, with respect to Article VII, Article VIII and Article IX thereof only, Robert E. Richards, Jr. as stockholder representative and U.S. Bank National Association as escrow agent.  Pursuant to the Agreement Merger Sub merged with and into Tamale (the “First Merger”), and the surviving corporation from the First Merger merged with and into Merger LLC.

The total consideration paid by the Company in connection with the acquisition was approximately $28 million in cash and approximately 906,000 shares of the Company’s common stock, of which approximately $28 million in cash and approximately 680,000 shares of common stock were paid on the closing date.  Approximately 226,000 shares of the Company’s common stock were placed into escrow for approximately one year following the closing to be held as security for losses incurred by the Company in the event of certain breaches of the representations and warranties contained in the Agreement or certain other events. All options to acquire shares of Tamale common stock were either exercised or cancelled.

The foregoing description of the transactions consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on September 5, 2008, and is incorporated herein by reference.

ITEM 8.01 Other Events

On October 1, 2008, the Company issued a press release announcing that it completed the acquisition of Tamale. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release dated October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

	By:	/s/ James S. Cox
James S. Cox
Vice President and Corporate Controller
(Principal Accounting Officer)

Dated: October 1, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated October 1, 2008.